                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") dated as of December 19, 2003 is by and among the parties identified as "Debtors" on the signature pages attached hereto and such other parties as may become Debtors hereunder (each a "Debtor" and collectively, the "Debtors"), and Bank of America, N.A., as Administrative Agent, for the ratable benefit of the Lenders (the
"Administrative Agent").

                                    RECITALS:

         A. Quanta Services, Inc., a Delaware corporation (the "Borrower"), the Guarantors identified therein, the Lenders identified therein, and the Administrative Agent have entered into that certain Credit Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "Credit Agreement").

         B.       This Agreement is required under the terms of the Credit
Agreement.

         NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

         (a) Unless otherwise defined herein, capitalized terms have the same meaning given them in the Credit Agreement.

         (b) The following terms shall have the meanings assigned thereto in the Uniform Commercial Code in effect in the State of New York on the date hereof: Accession, Account, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Equipment, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper.

         (c) As used herein, the following terms shall have the meaning set forth below:

         "Cash Collateral" is defined in Section 2.1(i).

         "Collateral" is defined in the last paragraph of Section 2.1.

         "Collateral Proceeds" is defined in last paragraph of Section 2.1.

         "Collateral Termination Date" means the first date on which no Loan or Credit Extension is outstanding under the Credit Agreement, the Commitments have been permanently terminated, and no other Obligations are due and payable thereunder or under any other Loan Document.

         "Copyright License" means any written agreement, naming any Debtor as licensor, granting any right under any Copyright.

         "Copyrights" means (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office, and (b) all renewals thereof.

         "Excluded Items" is defined in the last paragraph of Section 2.1.

         "Money Market Account" means the "Account" as defined in the Money Market Account Agreement.

         "Patent License" means any agreement, whether written or oral, providing for the grant by or to a Debtor of any right to manufacture, use or sell any invention covered by a Patent.

         "Patents" means (a) all letters patent of the United States or any other country and all reissues and extensions thereof, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof.

         "Secured Obligations" is defined in Section 2.2.

         "Trademark License" means any agreement, written or oral, providing for the grant by or to a Debtor of any right to use any Trademark.

         "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof, or otherwise and (b) all renewals thereof.

         "UCC" means the Uniform Commercial Code.

         "Works" means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

SECTION 2. Security Interest.

         2.1 Grant of Security Interest. Subject to the terms of this Agreement and to secure the Secured Obligations, each the Debtors hereby pledges, assigns grants, conveys and transfers to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a security interest in, and a right to set off against, any and all of its right, title and interest in, to and under the following, whether now owned, acquired or arising hereafter:

         (a) all Equipment, Goods and Inventory, and (whether or not included in such definitions) all tangible personal property, now owned or hereafter acquired by such Debtor, including, without limitation, (i) all research, storage or office equipment, computer hardware and software, machinery, chattels, tools, parts, machine tools, furniture, furnishings, fixtures and supplies, of every nature, wherever located, and
                  (ii) all conditions, accessories and improvements to any equipment and all substitutions therefor and all accessories, parts and equipment which may be attached to or which are necessary for the operation and use of any equipment, personal property or fixtures, together with all accessions thereto;

         (b) all Accounts, cash and currency, all Chattel Paper, those Commercial Tort Claims identified on Schedule 2.1(b) attached hereto, all Documents, all Instruments, all Investment Property, all Letter of Credit Rights, all Supporting Obligations and the Money Market Account;

         (c) all rights of such Debtor under or arising out of present or future leases or contracts relating to any equipment;

         (d) all General Intangibles (including Deposit Accounts) and all rights of such Debtor in, to and under all Patents, Patent Licenses, Trademarks, Trademark Licenses, trade names, Copyrights, Copyright Licenses, Software, techniques, processes, formulas, know-how or other intellectual property, and licenses thereof;

         (e) all rights of such Debtor in, to and under all permits, authorizations, approvals, registrations, licenses, approvals, certificates of convenience or necessity, franchises, immunities, easements, consents, grants, ordinances or other rights granted by any governmental authority;

         (f) all rights of such Debtor in and to all books, records, writings, databases (electronic or otherwise), information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to, any of the foregoing;

         (g) all rights of such Debtor in, to or under (i) all sales orders, sales contracts, purchase orders, purchase contracts, operating agreements, management agreements, service agreements, development agreements, consulting agreements and leases, and (ii) all other contract rights, General Intangibles and, to the extent they can lawfully be conveyed or assigned, under express or implied warranties from providers of goods or services;

         (h) all rights of such Debtor in, to and under all products, Accessions, rents, issues, profits, returns, income and Proceeds of any and all Collateral and to the extent not otherwise included, all rights of such Debtor in, to and under all payments under insurance or any indemnity, warranty or guaranty payable by reason of any loss or damage to any Collateral or otherwise with respect to any of the Collateral; and

         (i) all rights of such Debtor in, to and under all moneys and securities deposited with the Administrative Agent pursuant to any term of this Agreement or any other Loan Document to be held by the Administrative Agent hereunder or thereunder (collectively "Cash Collateral").

All of the foregoing property, whether now owned or hereafter acquired, other than the Excluded Items, is hereinafter collectively referred to as the "Collateral"; Collateral described in clauses (h) and (i) may be referred to herein as "Collateral Proceeds"). To have and to hold all and singular the Collateral by the Administrative Agent for the benefit of the holders of the Secured Obligations, in trust for the benefit and security of the Administrative Agent for the benefit of the holders of the Secured Obligations and for the uses and purposes, and subject to the terms and provisions, set forth in this Agreement and in the Credit Agreement. Any term of this Agreement to the contrary notwithstanding, the Collateral does not include any of the Excluded Items. The term "Excluded Items" means and includes all properties or assets described above, whether now owned or hereafter arising or acquired by such Debtor, which by their terms or by reason of applicable law would become void or voidable if a security interest therein were granted hereunder by such Debtor or which cannot be granted, conveyed, mortgaged, transferred or assigned by this Agreement or in which a security interest cannot effectively be granted hereunder.

         2.2 Secured Obligations. The Collateral shall secure the following obligations, indebtedness and liabilities, without duplication (all such obligations, indebtedness and liabilities being hereinafter sometimes called the "Secured Obligations"):

         (a) all of the obligations of the Loan Parties to the Lenders (including the L/C Issuer, the Credit-Linked L/C Issuer and the Swing Line Lender) and the Administrative Agent under the Credit Agreement and the other Loan Documents (including, but not limited to, any interest accruing after the commencement by or against any Loan Party of a proceeding under any Debtor Relief Laws, regardless of whether such interest is an allowed claim under such proceeding), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, created, held or acquired, whether primary, secondary, direct, contingent, or joint and several, as such obligations may be amended, modified, increased, extended, renewed or replaced from time to time;

         (b) all of the obligations owing by the Loan Parties under any Swap Contract with any Lender or any Affiliate of a Lender, whether now existing or hereafter arising;

         (c) all indemnity obligations of the Loan Parties under the Credit Agreement; and

         (d) all costs and expenses incurred in connection with enforcement and collection of the foregoing obligations, including reasonable attorneys' fees.

SECTION 3. Representations and Warranties. Each Debtor represents and warrants to the Administrative Agent for the benefit of the holders of the Secured Obligations, that so long as any of the Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated:

         3.1 Title. Each of the Debtors owns or, with respect to Collateral acquired after the date hereof, the Debtors will own, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof; except for the security interest granted hereunder and Permitted Liens. Each of the Debtors has the unrestricted right to pledge the Collateral as contemplated hereby. No effective financing statement, mortgage, or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except for (i) protective filings under true leases, (ii) filings filed in favor of the Administrative Agent for the benefit of the holders of the Secured Obligations relating to this Agreement, and (iii) filings, if any, with respect to Permitted Liens.

         3.2 Organization and Authority. Neither the execution, delivery or performance by the Debtors of this Agreement nor compliance by them with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, will (i) contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality; or (ii) conflict with or result in any breach of any term, covenant condition or other provision of, or constitute a default under, or (other than pursuant to the Collateral Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Debtor under the terms of any contractual obligation to which any Debtor is a party or by which it or any of its properties or assets are bound or to which it may be subject.

         3.3 Location of any Debtors. As of the date hereof, (i) the principal place of business and chief executive office of each of the Debtors, and the place where each of the Debtors keeps its books and records, is located at the address set forth opposite the name of such Debtor on Schedule 6.20(c) to the Credit Agreement and (ii) other than as set forth in Schedule 3.3 attached hereto and made a part hereof, no Debtor has been a party to a merger, consolidation or other change in structure or used any tradename in the prior five years.

         3.4 Perfected Security Interest. This Agreement has been duly authorized, executed and delivered by each of the Debtors. This Agreement creates in favor of the Administrative Agent, for the benefit of the holders of Secured Obligations, a security interest in the Collateral which will be perfected upon the filing of financing statements under the UCC, subject only to Permitted Liens, to the extent such security interests can be perfected by such filings pursuant to the UCC.

         3.5 No Consents. No consent of, or notice to, any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant by any of the Debtors of the Liens granted hereby (excluding any notices required in connection with Liens against any accounts or accounts receivable from any governmental entity) or for the execution, delivery or performance of this Agreement by any of the Debtors, other than the filing of financing statements as provided in Section 3.4 above and except for such other consents, notices or filings that have been obtained or made or that as of the date hereof are not required to have been obtained or made and may be obtained or made, as the case may be, when necessary.

SECTION 4. Covenants. Each Debtor covenants and agrees that so long as any of the Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated such Debtor shall:

         4.1 Encumbrances. Except as permitted by the Credit Agreement, none of the Debtors shall create, permit, or suffer to exist, and each of the Debtors shall defend the Collateral against, any Lien on the Collateral except the pledge and security interest of the Administrative Agent hereunder except for Permitted Liens, and shall defend the Debtors' rights in the Collateral and the Administrative Agent's security interest in the Collateral against the claims of all persons and entities (other than any person or entity claiming by, through or under the Administrative Agent or any obligee of the Secured Obligations).

         4.2 Sale of Collateral. None of the Debtors shall sell, assign, or otherwise dispose of the Collateral or any part thereof except as permitted by the Credit Agreement.

         4.3 Perfection of Security Interest. Each Debtor shall execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary (i) to assure to the Administrative Agent the effectiveness and priority of its security interests hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of
Schedule 4.3 attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Schedule 4.3 attached hereto and (D) with regard to Trademarks registered with the United States Patent and Trademark Office and all applications for Trademarks filed with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of
Schedule 4.3 attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Debtor authorizes the Administrative Agent to file one or more financing statements (with collateral descriptions broader, including without limitation "all assets" and/or "all personal property" collateral descriptions, and/or less specific than the description of the Collateral contained herein) disclosing the Administrative Agent's security interest in any or all of the Collateral of such Debtor without such Debtor's signature thereon, and further each Debtor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other Person whom the Administrative Agent may designate, as such Debtor's attorney-in-fact with full power and for the limited purpose to sign in the name of such Debtor any such financing statements (including renewal statements), amendments and supplements, notices or any similar documents that in the Administrative Agent's reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid and until the commitments relating thereto shall have been terminated. Each Debtor hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Debtor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Debtor or any part thereof, or to any of the Secured Obligations, such Debtor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent reasonably deems necessary to preserve, protect and enforce the security interests of the Administrative Agent granted hereunder under the law of such other jurisdiction (and, if a Debtor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Debtor pursuant to the power of attorney granted hereinabove). If any Collateral is in the possession or control of a Debtor's agents and the Administrative Agent so requests, such Debtor agrees to notify such agents in writing of the Administrative Agent's security interest therein and, upon the Administrative Agent's request, instruct them to hold all such Collateral for the account of the holders of the Secured Obligations and subject to the Administrative Agent's instructions.

         4.4 Instruments/Tangible Chattel Paper/Documents. If any amount payable under and constituting Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, (i) ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Debtor at all times or, if requested by the Administrative Agent, is immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent and (ii) ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent's security interest in such Tangible Chattel Paper.

         4.5 Control. Execute and deliver all agreements, assignments, instruments or other documents as the Administrative Agent shall reasonably request for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.

         4.6 Notification. Each of the Debtors shall promptly after it has knowledge thereof, notify the Administrative Agent of (i) any Lien upon or claim made or threatened against the Collateral other than Permitted Liens, (ii) any change in its principal place of business, its chief executive office or the place where its books and records are maintained, (iii) any change in its name, state of incorporation or organization, its type of entity or its taxpayer identification number and (iv) a merger, consolidation or similar change in structure.

         4.7      Commercial Tort Claims.

                  (a) Promptly notify the Administrative Agent in writing of the initiation of any Commercial Tort Claim before any Governmental Authority by or in favor of such Debtor or any of its Subsidiaries seeking damages in excess of $500,000.

                  (b) Execute and deliver such statements, documents and notices and do and cause to be done all such things as the Administrative Agent may reasonably deem necessary, appropriate or convenient, or as are required by law, to create, perfect and maintain the Administrative Agent's security interest in any Commercial Tort Claim.

         4.8 Books and Records. Each of the Debtors shall mark its books and records to reflect the security interest of the Administrative Agent for the benefit of the holders of the Secured Obligations under this Agreement.

         4.9 Receipt after Default. If any Collateral is received by any of the Debtors during the continuance of an Event of Default, such Debtor shall pay over to the Administrative Agent all such

Collateral on the day received, including the cash and checks endorsed by such Debtor evidencing the Collateral. None of the Debtors shall commingle the Collateral with any other finds, proceeds or monies of any of the Debtors, and shall keep such proceeds separate and apart from any other funds, proceeds or monies of any of the Debtors and shall hold the Collateral in trust for the Administrative Agent until same shall be paid over to the Administrative Agent as agreed to herein.

         4.10 Insurance. Each of the Debtors shall, at their own expense (jointly and severally), maintain insurance with respect to the Collateral as required by the Credit Agreement. All insurance proceeds with respect to any of the Collateral shall be subject to the security interest of the Administrative Agent hereunder.

SECTION 5. Rights of The Administrative Agent and Debtors.

         5.1 Power of Attorney. Each of the Debtors hereby irrevocably and with the power of substitution constitutes and appoints the Administrative Agent on behalf of the holders of the Secured Obligations and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of such Debtor or in its own name, from time to time in the Administrative Agent's discretion during the continuance of an Event of Default and prior to the Collateral Termination Date, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Administrative Agent the power and right on behalf of such Debtor and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default and to the extent permitted by applicable laws, without notice to or the consent of the
Debtor:

         (a) to demand, sue for, collect, or receive in the name of such Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

         (b) to pay or discharge taxes, liens, security interests, or other encumbrances (other than Permitted Liens) levied or placed on or threatened against the Collateral;

         (c) (i) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit; actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate;
                  (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Administrative Agent may determine; (viii) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Secured Obligations; (ix) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the Debtors' expense (jointly and severally), at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Collateral and the Administrative Agent's security interest; (x) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein; and (xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Collateral into the name of the Administrative Agent or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Collateral or any part thereof may be sold pursuant to
                  Section 6.2 hereof.

This power of attorney is a power coupled with an interest and shall be irrevocable. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions constituting or resulting from its willful misconduct or gross negligence. This power of attorney is conferred on the Administrative Agent solely to protect, preserve, and realize upon its security interest in the Collateral.

         5.2 Performance by The Administrative Agent of the Debtors' Secured Obligations. On failure of any Debtor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, upon notice to the Debtors, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may reasonably make for the protection of the security hereof or that it may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Debtors on a joint and several basis (subject to Section 7.16 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Debtor, and no such advance or expenditure therefor, shall relieve the Debtors of any default under the terms of this Security Agreement, the other Loan Documents or any other documents relating to the Secured Obligations. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Debtor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

         5.3 The Administrative Agent's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by the Administrative Agent hereunder, the Administrative Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that the Debtors shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Administrative Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Administrative Agent takes such action, for purposes of preserving rights in the Collateral, as any of the Debtors may reasonably request in writing, but no failure or omission or delay by the Administrative Agent in complying with any such request by such Debtor, and no refusal by the Administrative Agent to comply with any such request by such Debtor, shall of itself be deemed to be a failure to exercise reasonable care.

         5.4      Rights of Debtors; Debtors Remain Liable.

         (a) Any term of this Agreement to the contrary notwithstanding, until written notice shall be given to any of the Debtors that the Administrative Agent is exercising its rights under this Section 5, such Debtor shall have the right, subject to the prohibitions contained in the Credit Agreement to possess, retain, enjoy and use the Collateral, to give consents, waivers or notifications with respect to the Collateral, to exercise its rights, powers and privileges under the Collateral, to agree to any modification of any of the terms of the Collateral, to dispose of any of the Collateral (it being agreed that the Lien of this Agreement shall attach to the proceeds thereof), and otherwise to act with respect to the Collateral in the ordinary course of business, in each case other than with respect to any Cash Collateral held by the Administrative Agent.

         (b) Anything herein to the contrary notwithstanding, (i) each of the Debtors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein (and subject to any defenses thereto), to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of the rights hereunder shall not release any of the Debtors from any of its duties or obligations under the contracts and agreements included in the Collateral, and (iii) the Administrative Agent shall not have any obligation or liability under the contracts and agreements included in the Collateral solely by reason of this Agreement, nor shall the Administrative Agent be obligated to perform any of the obligations or duties of the Debtors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, in each case, solely by reason of this Agreement.

SECTION 6. Events of Default and Remedies.

         6.1 Events of Default. The Debtors shall be in default under this Agreement upon the occurrence of and during the continuation of any of the events or conditions defined as Events of Default in the Credit Agreement (an "Event of Default").

         6.2 Rights and Remedies. Prior to the Collateral Termination Date, upon the occurrence of an Event of Default and so long as the same shall be continuing, the Administrative Agent shall have the following rights and remedies to the extent not prohibited by applicable laws:

         (a) In addition to all other rights and remedies granted to the Administrative Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Obligations, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Collateral. Without limiting the generality of the foregoing, the Administrative Agent may (i) without demand or notice to the Debtors, collect, receive, or take possession of the Collateral or any part thereof, (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Administrative Agent's offices or elsewhere, for cash, on credit, or for future delivery without assumption of any credit risk, and/or
                  (iii) bid and become a purchaser at any such sale free of any right or equity of redemption in any of the Debtors, which right or equity is hereby expressly waived and released by all of the Debtors. Upon the request of the Administrative Agent, any of the Debtors shall assemble the Collateral and make it available to the Administrative Agent at any place designated by the Administrative Agent that is reasonably convenient to such Debtor and the Administrative Agent. Each of the Debtors agrees that the Administrative Agent shall not be obligated to give more than ten (10) days' prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Each of the Debtors shall be liable, jointly and severally, for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees and other reasonable expenses incurred by the Administrative Agent in connection with the collection of the Secured Obligations and the enforcement of the Administrative Agent's rights under this Agreement, in each case during the continuance of an Event of Default, all of which expenses and fees shall constitute additional Secured Obligations secured by this Agreement. The Administrative Agent may apply the Collateral against the Secured Obligations then due and payable in such order and manner as it shall elect in its sole discretion. Each of the Debtors shall remain liable for any deficiency (subject to Section 7.16 hereof) together with interest thereon at the Default Rate if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Secured Obligations. Each of the Debtors waives all rights of marshaling in respect of the Collateral.

         (b) The Administrative Agent may cause any or all of the Collateral held by it to be transferred into the name of the Administrative Agent or the name or names of the Administrative Agent's nominee or nominees (in each case as pledgee hereunder).

         6.3 Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Debtors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Debtors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

         6.4 Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Agreement, any other Loan Document, any other documents relating to the Secured Obligations, or as provided by law, or any delay by the Administrative Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the holders of the Secured Obligations shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Administrative Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the holders of the Secured Obligations under this Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the holders of the Secured Obligations may have.

         6.5 Retention of Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

         6.6 Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the holders of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement.

SECTION 7. Miscellaneous.

         7.1 No Waiver, Cumulative Remedies. No failure on the part of the Administrative Agent on behalf of the holders of the Secured Obligations to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. To the fullest extent permitted by applicable laws, the rights, powers, privilege and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law. The Administrative Agent may exercise any right, power, privilege or remedy under this Agreement or under applicable law against any Debtor without enforcing any rights, powers, privileges or remedies against any other Debtor under this Agreement or otherwise, each of the Debtors expressly waiving any rights or requirements that the Administrative Agent or any Lender first enforce any right, power, privilege or remedy against the Borrower, any other Debtor or any other Collateral for the Secured Obligations.

         7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor and the Administrative Agent and their respective heirs, successors, and assigns, except that none of the Debtors may assign any of its rights or obligations under this Agreement without the prior written consent of the Required Lenders under the Credit Agreement except to the extent permitted by the Credit Agreement. To the fullest extent permitted by law, each Debtor hereby releases the Administrative Agent and each holder of the Secured Obligations, and their respective successors and assigns, from any liability for any act or omission relating to this Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such holder, or their respective officers, employees or agents.

         7.3 Notices. All notices required or permitted to be given under this Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

         7.4 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Arbitration.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH DEBTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH DEBTOR AND THE

ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH DEBTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH LENDER, WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         7.5      Waiver of Right to Trial by Jury.

         EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         7.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         7.8 Amendments and Waivers. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

         7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         7.11 Construction. The Debtors and the Administrative Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtors and the Administrative Agent.

         7.12 Secured Obligations Absolute. The obligations of the Debtors under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any exercise or failure to exercise any right remedy, power, or privilege in respect of the Secured Obligations.

         7.13 Termination. On the Collateral Termination Date, the Liens created hereby shall terminate, and the Administrative Agent, at the request and expense of each Debtor, forthwith will execute and deliver to such Debtor a proper instrument or instruments acknowledging the satisfaction and termination of the Liens created hereby and will duly assign, transfer and deliver to such Debtor (without recourse and without any representation or warranty), such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied pursuant to this Agreement or the Credit Agreement. Upon such release and redelivery, this Agreement shall terminate.

         7.14 ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.

         7.15 Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property owned by a Debtor), or by a guarantee, endorsement or property of any other Person in favor of the Administrative Agent on behalf of the holders of the Secured Obligations, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the holders of the Secured Obligations under this Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

         7.16     Joint and Several Obligations of Debtors.

         (a) Each of the Debtors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, for the mutual benefit, directly and indirectly, of each of the Debtors and in consideration of the undertakings of each of the Debtors to accept joint and several liability for the obligations of each of them.

         (b) Each of the Debtors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Debtors with respect to the payment and performance of all of the Secured Obligations arising under this Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Debtors without preferences or distinction among them.

         (c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the documents relating to the Secured

Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                   [Signatures on immediately following pages]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

DEBTORS:                         QUANTA SERVICES, INC.,
                                 a Delaware corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 ARBY CONSTRUCTION, INC.
                                 AUSTIN TRENCHER, INC.
                                 CCLC, INC.
                                 CONTI COMMUNICATIONS, INC.
                                 CROCE ELECTRIC COMPANY, INC.
                                 DILLARD SMITH CONSTRUCTION COMPANY
                                 DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
                                 GLOBAL ENERCOM MANAGEMENT, INC.
                                 GOLDEN STATE UTILITY CO.
                                 H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
                                 HAINES CONSTRUCTION COMPANY
                                 MANUEL BROS., INC.
                                 MEARS GROUP, INC.
                                 NETWORK ELECTRIC COMPANY
                                 NORTH PACIFIC CONSTRUCTION CO., INC.
                                 NORTH SKY COMMUNICATIONS, INC.
                                 PARKSIDE SITE & UTILITY COMPANY CORPORATION
                                 PARKSIDE UTILITY CONSTRUCTION CORP.
                                 PWR FINANCIAL COMPANY
                                 QPC, INC.
                                 QSI, INC.
                                 QUANTA HOLDINGS, INC.
                                 QUANTA GOVERNMENT SERVICES, INC.
                                 QUANTA LI ACQUISITION, INC.
                                 QUANTA LIV ACQUISITION, INC.
                                 QUANTA LVII ACQUISITION, INC.
                                 QUANTA LVIII ACQUISITION, INC.
                                 QUANTA LIX ACQUISITION, INC.
                                 QUANTA LX ACQUISITION, INC.
                                 QUANTA LXI ACQUISITION, INC.
                                 QUANTA LXII ACQUISITION, INC.
                                 QUANTA LXIII ACQUISITION, INC.
                                 QUANTA LXIV ACQUISITION, INC.
                                 QUANTA LXV ACQUISITION, INC.,
                                 each a Delaware corporation

                                 By:    /s/ Dana A. Gordon
                                        -------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 QUANTA LXVI ACQUISITION, INC.
                                 QUANTA LXVII ACQUISITION, INC.
                                 QUANTA LXVIII ACQUISITION, INC.
                                 QUANTA LXIX ACQUISITION, INC.
                                 QUANTA LXX ACQUISITION, INC.
                                 QUANTA LXXI ACQUISITION, INC.
                                 QUANTA LXXII ACQUISITION, INC.
                                 QUANTA LXXIII ACQUISITION, INC.
                                 QUANTA UTILITY INSTALLATION CO., INC.
                                 R.A. WAFFENSMITH & CO., INC.
                                 SOUTHEAST PIPELINE CONSTRUCTION, INC.
                                 SOUTHWESTERN COMMUNICATIONS, INC.
                                 SPALJ CONSTRUCTION COMPANY
                                 SUMTER UTILITIES, INC.
                                 TOM ALLEN CONSTRUCTION COMPANY
                                 TTGP, INC.
                                 TTLP, INC.
                                 TXLP, INC.
                                 UNDERGROUND CONSTRUCTION CO., INC.
                                 VCI TELCOM, INC.
                                 W.C. COMMUNICATIONS, INC.,
                                 each a Delaware corporation

                                 By:    /s/ Dana A. Gordon
                                        --------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 ADVANCED TECHNOLOGIES AND INSTALLATION
                                    CORPORATION,
                                 ALLTECK LINE CONTRACTORS (USA), INC.
                                 MUSTANG LINE CONTRACTORS, INC.
                                 POTELCO, INC.,
                                 each a Washington corporation

                                 By:    /s/ Dana A. Gordon
                                        --------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 BRADFORD BROTHERS, INC.
                                 TTM, INC.,
                                 each a North Carolina corporation

                                 By:    /s/ Dana A. Gordon
                                        -------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 COMMUNICATION MANPOWER, INC.
                                 P.D.G. ELECTRIC COMPANY
                                 TRAWICK CONSTRUCTION COMPANY, INC.,
                                 each a Florida corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 CROWN FIBER COMMUNICATIONS, INC.,
                                 a Virginia corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 ENVIRONMENTAL PROFESSIONAL ASSOCIATES,
                                          LIMITED
                                 W.H.O.M. CORPORATION
                                 each a California corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 FIVE POINTS CONSTRUCTION CO.
                                 MEJIA PERSONNEL SERVICES, INC.
                                 TRANS TECH ACQUISITION, INC.
                                 SOUTHWEST TRENCHING COMPANY, INC.
                                 each a Texas corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 INTERMOUNTAIN ELECTRIC, INC.,
                                 a Colorado corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 IRBY CONSTRUCTION COMPANY,
                                 a Mississippi corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 OLD LESCO CORPORATION, INC.
                                 a South Carolina corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 METRO UNDERGROUND SERVICES, INC.
                                 PROFESSIONAL TELECONCEPTS, INC. (IL)
                                 each an Illinois corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 PAR ELECTRICAL CONTRACTORS, INC.,
                                 a Missouri corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 PROFESSIONAL TELECONCEPTS, INC. (NY),
                                 A New York corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 THE RYAN COMPANY, INC.,
                                 a Massachusetts corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 UTILCO, INC.,
                                 a Georgia corporation

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 QDE, LLC
                                 QUANTA DELAWARE, INC.
                                 QUANTA ASSET MANAGEMENT LLC
                                 each a Delaware limited liability company

                                 By:    /s/ Linda Bubacz
                                        -----------------------------------
                                 Name:  Linda Bubacz
                                 Title: President

                                 TOTAL QUALITY MANAGEMENT LLC, a Delaware limited liability company
                                 COAST TO COAST, LLC,
                                 a California limited liability company

                                 By: Environmental Professional Associates, Limited, Its Member

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 NORTHERN LINE LAYERS, LLC,
                                 a Delaware limited liability company

                                 By:    PAR Electrical Contractors, Inc.,
                                        Its Member

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 DOT 05, LLC
                                 TJADER, L.L.C.
                                 OKAY CONSTRUCTION COMPANY, LLC
                                 each a Delaware limited liability company

                                 By:    Spalj Construction Company,
                                        Its Member

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 LAKE NORMAN PIPELINE, LLC,
                                 a North Carolina limited liability company

                                 By:    Bradford Brothers, Inc.,
                                        Its Member

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 MEARS/CPG, LLC
                                 MEARS ENGINEERING, LLC
                                 MEARS/HDD, LLC
                                 MEARS SERVICES, LLC
                                 each a Michigan limited liability company

                                 By:    Mears Group, Inc., The Sole Member of
                                        each of the foregoing limited liability
                                        companies

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 S.K.S. PIPELINERS, LLC,
                                 a Delaware limited liability company

                                 By:    Arby Construction, Inc., Its Member

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 TNS-VA, LLC,
                                 a Delaware limited liability company

                                 By:    Professional Teleconcepts, Inc. (NY)
                                        Its Member

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 LINECO LEASING, LLC,
                                 a Washington limited liability company

                                 By:    Mustang Line Contractors, Inc.,
                                        Its Member

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 AIRLAN TELECOM SERVICES, L.P.
                                 NORTH HOUSTON POLE LINE, L.P.
                                 LINDSEY ELECTRIC, L.P.
                                 DIGCO UTILITY CONSTRUCTION, L.P.
                                 each a Texas limited partnerships

                                 By:    Mejia Personnel Services, Inc.,
                                        Its General Partner

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
                                 QUANTA ASSOCIATES, L.P.
                                 each a Texas limited partnerships

                                 By:    QSI, Inc., Its General Partnership

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 TRANS TECH ELECTRIC, L.P.,
                                 a Texas limited partnership

                                 By:    TTGP, Inc., Its General Partner

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 PWR NETWORK, LLC,
                                 a Delaware limited liability company

                                 By:    PWR Financial Company, Its Sole Member

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 QUANTA RECEIVABLES, L.P.
                                 a Delaware limited partnership

                                 By: PWR Financial Company, Its General Partner

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

                                 Q RESOURCES, LLC
                                 a Delaware limited liability company

                                 By:    Quanta Holdings, Inc., Its Member

                                 By:    /s/ Dana A. Gordon
                                        ----------------------------------------
                                 Name:  Dana A. Gordon
                                 Title: Vice President

Accepted and agreed to as of the date first above written.

Bank of America, N.A., as Administrative Agent

By:    /s/ Suzanne M. Paul
       ---------------------------------------
Name:  Suzanne M. Paul
Title: Vice President

                                 SCHEDULE 2.1(b)

                             Commercial Tort Claims

None.

                                  SCHEDULE 3.3

                                  SCHEDULE 3.3

              ENTITY                                FORMER NAME(S)           COMPANIES MERGED INTO OR ACQUIRED BY SUCH ENTITY
              ------                                --------------           ------------------------------------------------
Advanced Technologies and                                                    Telecom Network Specialists, Inc.
   Installation Corporation                                                       JT Communications, Inc.
Airlan Telecom Services, L.P.             Airlan Telecom Services, LLC
Allteck Line Contractors (USA), Inc.
Allteck Line Contractors, Inc.
Arby Construction, Inc.                   Quanta XXXVII Acquisition, Inc.    Denny Anderson, Inc. f/k/a Fox Utility Service
Austin Trencher, Inc.                     Quanta XIV Acquisition, Inc.
Bradford Brothers, Inc.                                                      Edwards Pipeline Company, Inc.
                                                                                  Wade D. Taylor, Inc.
CCLC, Inc.
Coast to Coast, LLC
Communication Manpower, Inc.
Conti Communications, Inc.                Quanta XXXIV Acquisition, Inc.
Croce Electric Company, Inc.              Quanta XXXIX Acquisition, Inc.
Crown Fiber Communications, Inc.                                             Fiber Technology, Inc.
                                                                             Myers Cable, Inc.
                                                                             Quanta XXIV Acquisition, Inc.
                                                                             T.H Cable Construction, Inc.
                                                                             World CATV Communications, Inc.
                                                                             World Fiber, Inc.
                                                                                  Choice Optics Communications, Inc.
                                                                                  DeltaComm, Inc.
                                                                                  Marlboro Cablevision Constructors, Inc.
                                                                                  Sycamore Shoals Communications, Inc.
Digco Utility Construction, L.P.          Digco Utility Construction, Inc.   Ranger Field Services, Inc. f/k/a Ranger Directional,
                                          Quanta XLII Acquisition, Inc.           Inc.
                                                                                  Charlie Hill Road Boring, Inc.
                                                                                  Brown Engineering, LLC
Dillard Smith Construction Company        Quanta III Acquisition, Inc.

                                                                      [BORROWER]
                                                              SECURITY AGREEMENT

              ENTITY                                FORMER NAME(S)           COMPANIES MERGED INTO OR ACQUIRED BY SUCH ENTITY
              ------                                --------------           ------------------------------------------------
Dot 05, LLC
Driftwood Electrical Contractors, Inc.    Quanta X Acquisition, Inc.         Maddux Underground Communication, Inc.
                                                                             The 27 Digging Company, Inc.
Environmental Professional                                                   Computapole, Inc.
   Associates, Limited                                                       PROVCO
                                                                             Tip Top Arborists, Inc.
Five Points Construction Co.
Global Enercom Management., Inc.          GEM Engineering Co., Inc.
                                          Quanta XI Acquisition, Inc.
Golden State Utility Co.                  GSU Acquisition, Inc.              Wesley C. Sanders d/b/a W.C. Sanders Construction
                                                                             Company
H.L. Chapman Pipeline Construction, Inc.  Quanta XIII Acquisition, Inc.      DB Utilities, Inc.
                                                                             H.L. Chapman Leasing Co., Inc.
                                                                             Sullivan Welding, inc.
Haines Construction Company               Quanta XXIX Acquisition, Inc.      Brown Engineering and Testing, Inc.
Intermountain Electric, Inc.                                                 Grand Electric Company
                                                                             I.E. Holdings, Inc.
Irby Construction Company                                                    Utilities Construction & Technology Solutions, LLC
Lake Norman Pipeline, LLC                 Edwards Pipeline Company, LLC
Lindsey Electric, L.P.                    Lindsey Electric, Inc.
Old LESCO Corporation                     Line Equipment Sales Co., Inc.
Lineco Leasing, LLC
Manuel Bros., Inc.                        Smith Acquisition DE, Inc.         Renaissance Construction Co., Inc.
                                                                             Renaissance Construction of Nevada, Inc.
                                                                             Renaissance Construction of Utah, Inc.
                                                                             Western Directional , Inc.
Mears Canada Corp.
Mears Engineering, LLC
Mears Group, Inc.                         Quanta L Acquisition, Inc.         Conceco Engineering, Inc.
                                                                             High Potential Engineering, Inc
                                                                             High Potential Products, Inc.
                                                                             Specialty Drilling Technology, Inc.
Mears Services, LLC
Mears/CPG, LLC
Mears/HDD, LLC
Mearsmex S. de R. L. de C. V.
Mejia Personnel Services, Inc.                                               Quanta LV Acquisition, Inc.

              ENTITY                                FORMER NAME(S)           COMPANIES MERGED INTO OR ACQUIRED BY SUCH ENTITY
              ------                                --------------           ------------------------------------------------
Metro Underground Services, Inc.          Subsite Services, Inc.
Mustang Line Contractors, Inc.
Network Electric Company                  Quanta XVII Acquisition, Inc.      Network Equipment, LLC
North Houston Pole Line, L.P.             North Houston Pole Line Corp.      Service Corporation of the Southwest
North Pacific Construction Co., Inc.      NPCC Acquisition, Inc.
North Sky Communications, Inc.            Quanta XXIII Acquisition, Inc.     Sky Antenna Systems Inc.
                                                                             North Pacific Utility Contractors, Inc.
Northern Line Layers, LLC                 Northern Line Layers, Inc.         Bonneville Construction Co.
                                          Quanta II Acquisition, Inc.        Great Western Enterprises, Inc.
                                                                             NetCom Management Group, Inc.
                                                                             TVS Systems, Inc.
Okay Construction Company, LLC            Okay Construction Co., Inc.
                                          Quanta XLVIII Acquisition, Inc.
P.D.G. Electric Company                                                      Quanta VIII Acquisition, Inc.
                                                                             Total Cable Communications, Inc.
PAR Electrical Contractors, Inc.                                             Allmat, Inc.
                                                                             Harker & Harker, Inc.
                                                                             M&M Line Construction, Inc.
                                                                             Martin's Equipment Rentals, Inc.
                                                                             Pinnacle Construction of Kansas, Inc.
                                                                             Riggin & Diggin Line Construction, Inc.
                                                                             Seaward Corporation
                                                                             Taylor Built, Inc.
                                                                             Union Power Construction Company
Par Internacional, S. de R.L. de C.V.
Parkside Site & Utility Company
  Corporation                             Quanta LII Acquisition, Inc.
Parkside Utility Construction Corp.       Quanta LIII Acquisition, Inc.      Utility Systems, Inc.
Potelco, Inc.                                                                Kingston Constructors, Inc.
                                                                             Kingston Contracting, Inc.
                                                                             Kuenzi Construction, Inc.
                                                                             NorAm Telecommunications, Inc.
                                                                             PowerLink Corporation
Professional Teleconcepts, Inc.
Professional Teleconcepts, Inc.
PWR Financial Company
PWR Network, LLC
Q Resources, LLC

              ENTITY                                FORMER NAME(S)           COMPANIES MERGED INTO OR ACQUIRED BY SUCH ENTITY
              ------                                --------------           ------------------------------------------------
QDE LLC
QPC, Inc.                                 Quanta LVI Acquisition, Inc.
QSI, Inc.
Quanta Asset Management LLC
Quanta Associates, L.P.
Quanta Delaware, Inc.
Quanta Government Services, Inc.          Quanta XXXI Acquisition, Inc.
Quanta Holdings, Inc.
Quanta LI Acquisition, Inc.
Quanta LIV Acquisition, Inc.
Quanta LIX Acquisition, Inc.
Quanta LVII Acquisition, Inc.
Quanta LVIII Acquisition, Inc.
Quanta LX Acquisition, Inc.
Quanta LXI Acquisition, Inc.
Quanta LXII Acquisition, Inc.
Quanta LXIII Acquisition, Inc.
Quanta LXIV Acquisition, Inc.
Quanta LXIX Acquisition, Inc.
Quanta LXV Acquisition, Inc.
Quanta LXVI Acquisition, Inc.
Quanta LXVII Acquisition, Inc.
Quanta LXVIII Acquisition, Inc.
Quanta LXX Acquisition, Inc.
Quanta LXXI Acquisition, Inc.
Quanta LXXII Acquisition, Inc.
Quanta LXXIII Acquisition, Inc.
Quanta Receivables, L.P.
Quanta Services Management Partnership,
  L.P.
Quanta Services of Canada Ltd.
Quanta Utility Installation Company,
  Inc.
R.A. Waffensmith & Co., Inc.              Quanta V Acquisition, Inc.         Kodiak Underground Services
                                                                             MC Underground, LLC
                                                                             On Line Construction, Inc.
                                                                             T&S Trenching
                                                                             TSI, Inc.
S.K.S. Pipeliners, LLC                    S.K.S. Pipeliners, Inc.

              ENTITY                                FORMER NAME(S)           COMPANIES MERGED INTO OR ACQUIRED BY SUCH ENTITY
              ------                                --------------           ------------------------------------------------
                                          Quanta XXXVIII Acquisition, Inc.
Servicios Par Electric, S. de R.L. de
  C.V.
Southeast Pipeline Construction, Inc.
Southwest Trenching Company, Inc.
Southwestern Communications, Inc.         Quanta XLVI Acquisition, Inc.
Spalj Construction Company                Spalj Acquisition, Inc.            Dot 05, LLC
                                                                             Edward Smith d/b/a Smith Contracting
                                                                             Spancon of Deerwood, Inc.
                                                                             Thorstad Brothers Tiling
                                                                             Tjader & Highstrom, Inc.
                                                                             Wilson Roadbores, Inc.
Sumter Utilities, Inc.                    Sumter Builders, Inc.              Utilities Construction Co., Inc.
                                          Sumter Acquisition, Inc.
The Ryan Company, Inc.                    Quanta I Acquisition, Inc.         Eastern Communications, Inc.
Tjader, L.L.C.
TNS-VA, LLC
Tom Allen Construction Company            Quanta IX Acquisition, Inc.
Total Quality Management Services, LLC
Trans Tech Acquisition, Inc.
Trans Tech Electric, L.P.                 Trans Tech Conversion Corporation
Trawick Construction Company, Inc.                                           Gulf Telephone Company
                                                                             J & P Splicing, Inc.
TTGP, Inc.                                Quanta LXXV Acquisition, Inc.
TTLP, Inc.                                Quanta LXXIV Acquisition, Inc.
TTM, Inc.                                                                    Quanta XII Acquisition, Inc.
TXLP, Inc.                                Quanta XXXIII Acquisition, Inc.
Underground Construction Co., Inc.        Underground Acquisition, Inc.      Hudson & Poncetta, Inc.
Utilco, Inc.                              Utilco Constructors, Inc.          Quanta XIX Acquisition, Inc.
VCI Telcom, Inc.                          Quanta VI Acquisition, Inc.        Valverde Communications, Inc.
W.C. Communications, Inc.                 Quanta XX Acquisition, Inc.        Network Communications Services, Inc.
                                                                             Pac West Construction, Inc.
W.H.O.M. Corporation

                                  SCHEDULE 4.3

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of December 19, 2003 (as the same may be amended, modified, extended or restated from time to time, the "Security Agreement") by and among the Debtors party thereto (each a "Debtor" and collectively, the "Debtors") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the holders of the Secured Obligations referenced therein, the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations.

         The undersigned Debtor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the copyrights and copyright applications set forth on
Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

                                                     Very truly yours,

                                                     ___________________________
                                                     [Debtor]

                                                     By:________________________
                                                     Name:
                                                     Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By: ________________________
Name:
Title:

                                  SCHEDULE 4.3

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                     PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of December 19, 2003 (the "Security Agreement") by and among the Debtors party thereto (each a "Debtor" and collectively, the "Debtors") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the holders of the Secured Obligations referenced therein, the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the patents and patent applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations.

         The undersigned Debtor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the patents and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

                                                     Very truly yours,

                                                     ___________________________
                                                     [Debtor]

                                                     By:________________________
                                                     Name:
                                                     Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By: ________________________
Name:
Title:

                                  SCHEDULE 4.3

                                     NOTICE

                                       OF

                           GRANT OF SECURITY INTEREST

                                       IN

                                   TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

         Please be advised that pursuant to the Security Agreement dated as of December 19, 2003 (the "Security Agreement") by and among the Debtors party thereto (each a "Debtor" and collectively, the "Debtors") and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the holders of the Secured Obligations referenced therein, the undersigned Debtor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations.

         The undersigned Debtor and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest in the trademarks and trademark applications set forth on
Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

                                                     Very truly yours,

                                                     ___________________________
                                                     [Debtor]

                                                     By:________________________
                                                     Name:
                                                     Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By: ________________________
Name:
Title:

                                       3